Exhibit 10.85

THIRD AMENDMENT TO REVOLVING CREDIT AND

GUARANTY AGREEMENT

THIRD AMENDMENT, dated as of July 29, 2003 (the “Amendment”), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of February 20, 2002, among GALEY & LORD, INC., a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the “Guarantors”), WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), a national banking corporation (“Wachovia”), each of the other financial institutions from time to time party thereto (together with Wachovia, the “Banks”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent for the Banks (in such capacity, the “Agent”):

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of February 20, 2002 (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, pursuant to letters dated September 20, 2002 and July 25, 2003 from the Borrower to the Agent, the Borrower has voluntarily permanently reduced the Total Commitment from $100,000,000 to $50,000,000 as permitted by Section 2.10 of the Credit Agreement; and

WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Banks agree to amend the Credit Agreement as set forth herein subject to and upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.

2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by inserting (a) the following new definitions in appropriate alphabetical order:

“Third Amendment Effective Date” shall mean the Effective Date as defined in that certain Third Amendment to Revolving Credit and Guaranty Agreement, dated as of July 29, 2003.

; (b) deleting the definition for “Maturity Date” and inserting in lieu thereof the following new definition:

“Maturity Date” shall mean October 3, 2003.

; and (c) amending the definition for “Letter of Credit Account” by deleting the word “the” appearing in the first line thereof and inserting in lieu thereof the words “an interest bearing”.

3. Amendment to Section 2.01. Section 2.01(a) of the Credit Agreement is hereby amended by (a) deleting the amount “$100,000,000” appearing in clause (i) of the last sentence thereof and inserting in lieu thereof the amount “$50,000,000” and (b) inserting the following proviso at the end thereof:

provided, however, that without limiting the foregoing, from and after the Third Amendment Effective Date, at no time shall the principal amount of the Loans and Letter of Credit Outstandings exceed $25,000,000.

4. Amendment to Section 2.03. Section 2.03(a) of the Credit Agreement is hereby amended by deleting in clause (i) thereof the amount “$15,000,000” and inserting in lieu thereof the amount “$10,000,000”.

5. Amendment to Section 2.13. Section 2.13 of the Credit Agreement is hereby amended by (i) deleting subsection (b) thereof in its entirety and inserting in lieu thereof the following new subsection (b):

(b) Upon the repatriation of funds from the Borrower’s foreign subsidiaries, the Borrower shall apply 100% of such proceeds thereof to the prepayment of the Loans (plus any accrued and unpaid interest and fees thereon) and, after the Loans have been prepaid in full, the Borrower shall deposit into the Letter of Credit Account cash in an aggregate amount equal to 105% of the Letter of Credit Outstandings (less the amount, if any, then on deposit in the Letter of Credit Account) as collateral security for the Borrower’s reimbursement obligations in connection therewith; provided, however, that any prepayment pursuant to this subsection shall not reduce the Total Commitment.

; and (ii) by amending Section 2.13(d) thereof by deleting the phrase “to the Cash Collateralization of Letter of Credit Outstanding” and inserting in lieu thereof:

the Borrower shall deposit into the Letter of Credit Account cash in an amount equal to 105% of the then undrawn stated amount of all Letter of Credit Outstandings (less the amount, if any, then on deposit in the Letter of Credit Account) as collateral security for the Borrower’s reimbursement obligations in connection therewith;

6. Amendment to Section 6.05. Section 6.05 of the Credit Agreement is hereby amended by deleting the amount “$24,500,000” opposite the date “July, 2003” and inserting in lieu thereof the amount “$22,500,000”.

7. Amendment to Section 7.01. Section 7.01(m) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (y), (ii) re-lettering clauses (w), (x), (y) and (z) as clauses (v), (w), (x) and (y), respectively, and (iii) inserting the following new clause (z) at the end thereof:

and (z) as additional adequate protection payments made to the Existing Lenders in accordance with the Order Approving the Third Amendment to the Revolving Credit and Guaranty Agreement.

8. Amendment to Annex A. Annex A to the Credit Agreement is hereby amended in its entirety and replaced with a revised Annex A attached hereto as Exhibit 1.

9. Covenants. In order to induce the Banks to enter into this Amendment, the Borrower and the Guarantors hereby agree to the following covenants, the failure to perform any of which will be an Event of Default under the Credit Agreement:

(a) The Agent shall have received by no later than August 8, 2003 an updated appraisal of Eligible Accounts Receivable which appraisal shall be reasonably satisfactory to the Agent.

(b) The Agent shall have received by no later than August 8, 2003 the Borrower’s revised business plans, consolidated and by division, for the period ending fiscal year 2004 and such business plans shall be reasonably satisfactory in form and substance to the Agent.

(c) Upon the sale of the capital stock of Klopman International S.r.l. (Italy), Klopman A.G. (Switzerland), Klopman GmbH (Germany), International Textile S.A. (Tunisia), and Klopman España S.A. (Spain) (collectively, the “Klopman Entities”) and certain intellectual property rights thereof (referred to herein as the “Klopman Sale”), no less than $24,400,000 will be repatriated to the Borrower and the Borrower shall apply such repatriated funds in accordance with Section 2.13(b) of the Credit Agreement, as hereby amended.

(d) The Agent and the Banks shall have received by no later than September 15, 2003 a substantially complete draft of the Borrower’s and the Guarantors’ plan of reorganization and disclosure statement.

10. Conditions to Effectiveness.

(a) Subject to clause (b) below, this Amendment shall not become effective until the date (the “Effective Date”) on which (i) this Amendment shall have been executed by the Borrower, the Guarantors and the Banks, and the Agent shall have received evidence satisfactory to it of such execution, (ii) the Bankruptcy Court shall have entered an interim order, in form and substance satisfactory to the Agent, approving the terms of the Amendment and authorizing the payment of an amendment fee by the Borrower to the Agent for the respective account of each Bank in an amount equal to  1/4 of 1% of such Bank’s Commitment and (iii) the Borrower shall have paid in cash to the Agent the amendment fee referred to in clause (ii) above.

(b) Notwithstanding the occurrence of the Effective Date, in the event that a final order, in form and substance satisfactory to the Agent, approving the terms of this Amendment shall not have been entered by the Bankruptcy Court by September 19, 2003, (i) other than as provided in clause (ii) below, this Amendment shall terminate and be of no further force and effect; and (ii) the Maturity Date of the Credit Agreement shall be deemed extended to September 19, 2003.

11. Ratification. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

12. Costs and Expenses. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

13. References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

14. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A fax copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

15. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

BORROWER: GALEY & LORD, INC.

By:
Name: Title:	Leonard F. Ferro Vice President, Secretary and Treasurer

GUARANTORS: GALEY & LORD INDUSTRIES, INC. G&L SERVICE COMPANY, NORTH AMERICA, INC. SWIFT TEXTILES, INC. SWIFT DENIM SERVICES, INC.

By:
Name: Title:	Leonard F. Ferro Vice President, Secretary and Treasurer

GREENSBORO TEXTILE ADMINISTRATION LLC BRIGHTON WEAVING LLC FLINT SPINNING LLC SOCIETY HILL FINISHING LLC MCDOWELL WEAVING LLC

By:
Name: Title:	Leonard F. Ferro Manager

GALEY & LORD PROPERTIES, INC. SWIFT DENIM PROPERTIES, INC.

By:
Name: Title:	Anthony J. Forman Vice President and Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION Individually and as Agent

By:
Name: Title:

THE CIT/GROUP COMMERCIAL SERVICES, INC.

By:
Name: Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name: Title:

FOOTHILL CAPITAL CORPORATION

By:
Name:
Title:

LASALLE BUSINESS CREDIT, INC.

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC.

By:
Name:
Title:

ARK CLO 2000-1 LIMITED

By:	Patriarch Partners, LLC, its Collateral Manager

By:
Name:
Title:

ARK II CLO 2001-1 LIMITED

By:	Patriarch Partners, LLC, its Collateral Manager

By:
Name:
Title:

Exhibit 1 to

Third Amendment to Revolving

Credit and Guaranty Agreement

ANNEX A

dated as of July 29, 2003 to the

Revolving Credit and Guaranty Agreement,

dated as of February 20, 2002 (as amended)

Bank	Commitment Amount	Commitment Percentage
Wachovia Bank, National Association One First Union Center 301 South College Street Charlotte, North Carolina 28288 Attn: Kathy Harkness	$9,200,000	18.4%

The CIT/Group Commercial Services 301 South Tryon Street 25th Floor Charlotte, North Carolina 28202 Attn: Jeff Lew	$9,200,000	18.4%

GE Corporate Financial Services Distressed Debt Group 6 High Ridge Park 6C Stamford, Connecticut 06297-5100 Attn: Andrew Santacroce	$9,200,000	18.4%

Foothill Capital Corporation 2450 Colorado Avenue Suite 3000 West Santa Monica, California 90404 Attn: Eunnie Kim	$9,200,000	18.4%

LaSalle Business Credit, Inc. 135 South LaSalle Street Suite 425 Chicago, Illinois 60603 Attn: Raphael Shin	$9,200,000	18.4%

Morgan Stanley Senior Funding, Inc. 1633 Broadway, 25th Floor New York, New York 10019 Attn: James Morgan	$2,500,000	5%

Ark CLO 2000-1 Limited 112 South Tryon Suite 700 Charlotte, NC 28284 Attn: Lon Brown	$750,000	1.5%

ARK II CLO 2001-1 Limited 12 South Tryon Suite 700 Charlotte, NC 28284 Attn: Lon Brown	$750,000	1.5%

Total	$50,000,000.00	100%

15